SUPPLEMENT DATED APRIL 27, 2009
TO

PROSPECTUS DATED MAY 21, 2007
FOR FUTURITY NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information about the OpCap Equity Portfolio that was available under your Contract.

At a meeting of the Board of Trustees of Premier VIT held on November 11, 2008, the Board approved the closing and termination of the OpCap Equity Portfolio.

As of the close of business on April 24, 2009, OpCap Equity Portfolio was closed and terminated. Any Contract Value that remained in the Portfolio was automatically transferred to the Sun Capital Money Market Sub-Account. Therefore, OpCap Equity Portfolio is no longer available for investment and is hereby deleted from the prospectus listed above.

If you were automatically transferred to the Sun Capital Money Market Sub-Account as a result of the OpCap Equity Portfolio being terminated, prior to June 24, 2009, you may make one transfer out of that Sub-Account into any other available investment options under your Contract without charge and without it counting against the transfer limitations under your Contract.

Please retain this supplement with your prospectus for future reference.

Futurity NY (OpCap Equity) 4/09